Exhibit 10.17

AMENDED AND RESTATED LOAN AGREEMENT

BETWEEN

GOODMAN CO. LTD.

AND

BIOCEPT, INC.

WHEREAS, Biocept, Inc., a California corporation (“Borrower”) and Goodman Co. Ltd. (“Lender”) are parties to that certain Amended and Restated Loan Agreement dated January 29, 2009 (the “Prior Loan Agreement”), which amended and restated that certain Amended and Restated Loan Agreement dated June 26, 2007 (the “First Amended Loan Agreement”), which amended and restated that certain Loan Agreement dated April 20, 2005;

WHEREAS, the Lender has agreed to amend the terms of the Prior Loan Agreement effective on the Effective Date (as defined below) in order to extend the Maturity Date (as defined below), amend the timing of payments made by Borrower to Lender, and to provide for such other amendments as provided for herein; and

WHEREAS, in order to document these amendments, Borrower and Lender desire to amend and restate in its entirety the Prior Loan Agreement and to accept the rights and obligations created pursuant hereto in lieu of the rights and obligations granted them under the Prior Loan Agreement.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties to the Prior Loan Agreement hereby agree that the Prior Loan Agreement shall be superseded and replaced in its entirety by this Amended and Restated Loan Agreement, and the parties hereto further agree as follows:

1. Promise to Pay. Borrower hereby unconditionally promises to pay to the order of Lender in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Dollars ($3,000,000.00) (the “Loan”), together with accrued and unpaid interest thereon, due and payable as set forth below. Once repaid, amounts under the Loan may not be reborrowed.

2. Funding. On April 20, 2005 (the “Closing Date”), Lender credited by wire transfer the full principal amount of the Loan at such time to Borrower’s account with such bank as Borrower specified in writing to Lender.

3. Interest.

(a) From the date of execution of the First Amended Loan Agreement through January 31, 2009, interest accrued in the amount of and was paid in accordance with the First Amended Loan Agreement.

(b) From February 1, 2009 through April 30, 2010, interest began accruing on all amounts outstanding under the Loan at the rate of the variable rate of interest, per annum, published as the “prime lending rate” in the Wall Street Journal (the “Prior Interest Obligation”).

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The accrued Prior Interest Obligation was due and payable quarterly in arrears on the last business day of each three-month quarter beginning February 1, 2009 through April 30, 2010 and was calculated on the basis of a 365 day year for the actual number of days elapsed.

(c) On the Effective Date, Borrower shall pay Lender all unpaid interest which has accrued under the Loan pursuant to Section 3(a) and 3(b) above.

(d) Following April 30, 2010, interest began accruing on all amounts outstanding under the Loan at the fixed rate of 3.25% per annum (the “Revised Interest Obligation”). The accrued Revised Interest Obligation shall be due and payable quarterly in arrears on the last business day of each three-month quarter beginning May 1, 2010 and shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

4. Effective Date Balloon Payment. On the Effective Date, Borrower shall pay Lender $750,000, which such amount shall be credited towards the principal balance outstanding under the Loan, such that immediately following the Effective Date, the principal sum of $2,250,000 shall be outstanding under the Loan.

5. Quarterly Principal Payments. Beginning May 1, 2010, Borrower shall pay Lender the applicable Quarterly Principal Payment, which such amount shall be due and payable quarterly in advance on the first business day of each three-month quarter beginning on May 1, 2010, which such amount shall be credited towards the principal balance outstanding under the Loan; provided, however, that the parties hereby agree that the Quarterly Principal Payment otherwise due and payable on May 3, 2010 shall be paid to Lender on the Effective Date. The “Quarterly Principal Payment” shall be an amount equal to:

(a) for payments due and payable during the period between May 1, 2010 through December 31, 2011, the Quarterly Principal Payment shall be an amount equal to $45,000;

(b) for payments due and payable during the period between January 1, 2012 through December 31, 2013, the Quarterly Principal Payment shall be an amount equal to $90,000; and

(c) for payments due and payable during the period between January 1, 2014 through the Maturity Date, the Quarterly Principal Payment shall be an amount equal to $150,000.

6. Maturity. On the earliest to occur of (a) the tenth anniversary of the Closing Date, (b) the date immediately prior to Borrower’s closing of an Acquisition or Asset Transfer (each as defined in Borrower’s Amended and Restated Articles of Incorporation), or (c) the first business day following the closing of an equity financing transaction involving the sale by the Borrower of its equity securities, or securities that are otherwise convertible into equity securities of the Borrower, in which the Borrower receives an aggregate of at least $25,000,000 in cumulative gross proceeds, any principal and interest amounts that remain outstanding under the Loan shall be fully due and payable (the “Maturity Date”).

7. Prepayment. Borrower at any time may prepay any principal amounts in whole or in part, together with the interest on the amount being prepaid up to the date of such payment, without penalty or premium.

8. Place of Payment. Unless another place of payment shall be specified in writing by Lender, all amounts payable hereunder shall be paid by wire transfer to Lender’s account with RESONA BANK, LIMITED IMAIKE BRANCH as provided below:

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RESONA BANK, LIMITED IMAIKE BRANCH

5-1-5 IMAIKE, CHIKUSA-KU, NAGOYA, JAPAN

Telegraphic Address: N/A

ABA Routing Number (SWIFT Address): DIWAJPT

Beneficiary Name: GOODMAN CO., LTD.

                                 108 Fujigaoka, Meito-ku, Nagoya 465-0032 Japan

Account Number: 103571

Telephone: +81(52)774-4350

9. Application of Payments. Except as otherwise provided for in Section 4 and Section 5, payments under this Amended and Restated Loan Agreement shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

10. Preferred Stock Warrant. In exchange for entering into the Prior Loan Agreement, Borrower issued Lender a Warrant to Purchase Preferred Stock, exercisable for 1,000,000 shares of the Borrower’s Series AA Preferred Stock.

11. Security Agreement. In exchange for entering into this Amended and Restated Loan Agreement, Borrower and Lender shall enter into a Subordinated Security Agreement, substantially in the form attached hereto as Exhibit A (the “Security Agreement”), pursuant to which any principal and interest amounts that remain outstanding under the Loan shall be secured by a security interest in the assets of the Borrower as provided for in the Security Agreement.

12. Binding Arbitration. Any dispute regarding this Amended and Restated Loan Agreement shall be resolved by binding arbitration. Any such arbitration shall be conducted under the auspices of the International Arbitration Association and such proceedings shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

13. Choice of Law. This Amended and Restated Loan Agreement shall be construed in accordance with the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Loan Agreement to be executed on May 18, 2010 (the “Effective Date”).

BORROWER	LENDER

BIOCEPT, INC.	GOODMAN CO. LTD.

By: /s/ S. M. Coutts	By: /s/ Takehito Yogo

Name: Stephen M. Coutts	Name: Takehito Yogo

Title: President & CEO	Title: President & CEO

[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

EXHIBIT A

SECURITY AGREEMENT

SUBORDINATED SECURITY AGREEMENT

THIS SUBORDINATED SECURITY AGREEMENT dated as of May 18, 2010 (the “Security Agreement”), is made by BIOCEPT, INC., a California corporation (“Grantor”), in favor of GOODMAN CO. LTD (“Secured Party”).

RECITALS

A. Secured Party has entered into that certain Amended and Restated Loan Agreement dated May 18, 2010 (the “Loan Agreement”), pursuant to which Secured Party has loaned Grantor an aggregate of $3,000,000 (the “Loan”).

B. Secured Party is willing to enter into the Loan Agreement, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party this Security Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce Secured Party to enter into the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title XI of the United States Code.

“Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

“Copyrights” means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter

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acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

“Event of Default” means any material breach of the Loan Agreement by Grantor, which such breach is not cured by Grantor within thirty (30) days of receipt of a written notice of such breach by Secured Party.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Copyright License, Trademark, Trademark License, Patent, Patent License, trade secret, customer list, marketing plan, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Money” means a medium of exchange authorized or adopted by a domestic or foreign government and includes a monetary unit of account established by an intergovernmental organization or by agreement between two or more nations.

“Patent License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

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“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

“Permitted Lien” means: (a) any Liens existing on the date of this Security Agreement and set forth on Schedule B attached hereto; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (c) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (d) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor’s business if such are not otherwise prohibited under this Security Agreement and do not interfere in any material respect with the business of Grantor; (e) any right, title or interest of a licensor under a license; (f) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default; (g) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (j) Liens in favor of a depository bank or a securities intermediary pursuant to such depository bank’s or securities intermediary’s customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such depository bank or securities intermediary; (k) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other similar Liens, arising in the ordinary course of business and securing obligations that are not yet delinquent or are being contested in good faith by appropriate proceedings; (l) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business; (m) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (n) pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of landlords; and (o) Liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by Liens permitted under the preceding clauses, provided

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that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Secured Obligations” means (a) the obligation of Grantor to repay Secured Party all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loan, and (b) the obligation of Grantor to pay any fees, costs and expenses of Secured Party under the Loan Agreement or this Security Agreement.

“Security Agreement” means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Senior Indebtedness” shall mean the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (a) those certain Secured Convertible Promissory Notes executed by Grantor in favor of The Reiss Family GST Exempt Marital Deduction Trust on December 22, 2008 and (b) that certain Note and Warrant Purchase Agreement dated December 22, 2008, by and between Grantor and The Reiss Family GST Exempt Marital Deduction Trust.

“Trademark License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

“Trademarks” means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect,); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof

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relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account”, “Account Debtor”, “Chattel Paper”, “Commodity Account”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Money”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, and “Supporting Obligations”. Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

2. GRANT OF SECURITY INTEREST. Subject to Section 7, as collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to enter into the Loan Agreement, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the “Collateral”):

(a) All Accounts of Grantor;

(b) All Chattel Paper of Grantor;

(c) All Commodity Accounts of Grantor;

(d) All Contracts of Grantor;

(e) All Deposit Accounts of Grantor;

(f) All Documents of Grantor;

(g) All General Intangibles of Grantor, including, without limitation, Intellectual Property;

(h) All Goods of Grantor, including, without limitation, Equipment, Inventory and Fixtures;

(i) All Instruments of Grantor, including, without limitation, Promissory Notes;

(j) All Investment Property of Grantor;

(k) All Letter-of Credit Rights of Grantor;

(l) All Money of Grantor;

(m) All Securities Accounts of Grantor;

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(n) All Supporting Obligations of Grantor;

(o) All property of Grantor held by Secured Party, or any other party for whom Secured Party is acting as agent, including, without limitation, all property of every-description now or hereafter in the possession or custody of or in transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

(p) All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

(q) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include: (a) the collateral which is subject to the Liens set forth on Schedule B attached hereto, excluding the collateral subject to the terms of that certain Security Agreement dated December 22, 2008 granted to The Reiss Family GST Exempt Marital Deduction Trust, (b) the Intellectual Property listed on Schedule A attached hereto, (c) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise or (d) any Account, Chattel Paper, General Intangible or Promissory Note in which Grantor has any right, title or interest if and to the extent such Account, Chattel Paper, General Intangible or Promissory Note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or Promissory Note to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or Promissory Note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interests in and to such Account, Chattel Paper, General Intangible or Promissory Note as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or Promissory Note and in any such monies and other proceeds of such Account, Chattel Paper, General Intangible or Promissory Note.

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3. RIGHTS OF SECURED PARTY; COLLECTION OF ACCOUNTS.

(a) Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts, Chattel Paper, Documents, Instruments and Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Chattel Paper, Document, Instrument or License. Secured Party shall not have any obligation or liability under any such Contract, Chattel Paper, Document, Instrument, or License by reason of or arising out of this Security Agreement or the granting to Secured Party of a lien therein or the receipt by Secured Party of any payment relating to any such Contract, Chattel Paper, Document, Instrument, or License pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Contract, Chattel Paper, Document, Instrument, or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract, Chattel Paper, Document, Instrument, or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Secured Party authorizes Grantor to collect its Accounts. Subject to the limitations set forth in Section 7, at the request of Secured Party, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c) Subject to the limitations set forth in Section 7, Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, notify Account Debtors of Grantor, parties to the Contracts of Grantor, and obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Secured Party and that payments shall be made directly to Secured Party. Subject to the limitations set forth in Section 7, upon the occurrence and during the continuance of any Event of Default, upon the request of Secured Party, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

(a) Except for the security interest granted to Secured Party under this Security Agreement and Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder.

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(b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement and except for Permitted Liens.

(c) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights.

(d) Grantor’s taxpayer identification number is set forth in the signature page hereof. Grantor’s chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. The Collateral consisting of goods, other than motor vehicles and such other mobile goods, is presently located at such address and at such additional addresses set forth on Schedule C attached hereto.

(e) All Collateral of Grantor consisting of Chattel Paper, Instruments or Investment Property is set forth on Schedule D attached hereto.

(f) The name and address of each depository institution at which Grantor maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule E attached hereto. The name and address of each securities intermediary or commodity intermediary at which Grantor maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule E attached hereto. Grantor agrees to amend Schedule E upon Secured Party’s request to reflect the opening of any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

(g) All Intellectual Property that is registered or recorded with any governmental agency now owned or held by the Grantor is listed on Schedule F attached hereto.

5. COVENANTS. Unless Secured Party otherwise consents (which consent shall not be unreasonably withheld), Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full (other than inchoate indemnity obligations):

5.1 Disposition of Collateral. Subject to Section 7, Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral (each, a “Transfer”), or attempt or contract to do so, other than (a) the sale of Inventory in the ordinary course of business, (b) the granting of Licenses in the ordinary course of business and (c) the disposal of worn-out or obsolete Equipment.

5.2 Change of Jurisdiction of Organization, Relocation of Business. Grantor shall not change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to Secured Party pursuant to Section 4(d) above without at least seven (7) days prior notice to Secured Party.

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5.3 Limitation on Liens on Collateral. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to Secured Party under this Security Agreement.

5.4 Insurance. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

5.5 Taxes, Assessments, Etc. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Goods, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.6 Defense of Intellectual Property. Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Patents and Trademarks material to Grantor’s business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to Grantor’s business.

5.7 Further Assurances. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing or continuation statements under the UCC with respect to the security interests granted hereby, (b) at Secured Party’s reasonable request, filing or cooperating with Secured Party in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office or the United States Copyright Office, (c) at Secured Party’s reasonable request, placing the interest of Secured Party as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (d) at Secured Party’s reasonable request, executing and delivering and using commercially reasonable efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor has any right or interest and (e) at Secured Party’s reasonable request, using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Grantor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Grantor.

6. SECURED PARTY’S APPOINTMENT AS ATTORNEY-IN-FACT; PERFORMANCE BY SECURED PARTY.

9.

(a) Subject to Section 6(b) and Section 7, Grantor hereby irrevocably constitutes and appoints Secured Party, and any officer or agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at Secured Party’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

(i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii) to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of Secured Party and not Grantor;

(iii) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Secured Party or as Secured Party shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as Secured Party may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes; and

(iv) to do, at Secured Party’s option and Grantor’s expense, at any time, or from time to time, all acts and things which Secured Party may reasonably deem

10.

necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

(b) Secured Party agrees that, subject to the limitations set forth in Section 7 and except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to Secured Party pursuant to this Section 6. Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full.

(c) If Grantor fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys’ fees and costs, of Secured Party together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loan, incurred in connection with such performance or compliance, shall be payable by Grantor to Secured Party within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

7. SUBORDINATION. The indebtedness evidenced by the Loan Agreement is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

7.1 Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Grantor, (a) no amount shall be paid by Grantor in respect of the principal of, interest on or other amounts due with respect to the Loan or the Loan Agreement at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (b) no claim or proof of claim shall be filed by or on behalf of Secured Party which shall assert any right to receive any payments in respect of the principal of and interest due under the Loan or the Loan Agreement except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

7.2 Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Secured Party shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on the Loan Agreement.

7.3 Further Assurances. By acceptance of this Security Agreement, Secured Party agrees to execute and deliver customary forms of subordination agreement requested from

11.

time to time by the holder of the Senior Indebtedness and, as a condition to Secured Party’s rights hereunder, Grantor may require that Secured Party execute such forms of subordination agreement, provided that such forms shall not impose on Secured Party terms less favorable than those provided herein.

7.4 Subrogation. Subject to the payment in full of all Senior Indebtedness, Secured Party shall be subrogated to the rights of the holder of such Senior Indebtedness (to the extent of the payments or distributions made to the holder of such Senior Indebtedness pursuant to the provisions of this Section 7) to receive payments and distributions of assets of Grantor applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Grantor and its creditors, other than the holders of Senior Indebtedness and Secured Party, be deemed to be a payment by Grantor to or on account of the Loan or the Loan Agreement; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Secured Party would be entitled except for the provisions of this Section 7 shall, as between Grantor and its creditors, other than the holders of Senior Indebtedness and Secured Party, be deemed to be a payment by Grantor to or on account of the Senior Indebtedness.

7.5 No Impairment. Subject to the rights, if any, of the holder of Senior Indebtedness under this Section 7 to receive cash, securities or other properties otherwise payable or deliverable to Secured Party, nothing contained in this Section 7 shall impair, as between Grantor and Secured Party, the obligation of Grantor, subject to the terms and conditions hereof, to pay to Secured Party the principal and interest under the Loan Agreement as and when the same become due and payable, or shall prevent Secured Party, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

7.6 Lien Subordination. Any Lien or security interest of Secured Party, whether now or hereafter existing in connection with the amounts due under the Loan Agreement, on any assets or property of Grantor or any proceeds or revenues therefrom which Secured Party may have at any time as security for any amounts due and obligations under the Loan Agreement, including the Lien and security interest created by this Security Agreement, shall be subordinate to all Liens or security interests now or hereafter granted to the holder of Senior Indebtedness by Grantor or by law notwithstanding the date, order or method of attachment or perfection of any such Lien or security interest or the provisions of any applicable law.

7.7 Applicability of Priorities. The priority of the holder of the Senior Indebtedness provided for herein with respect to security interests and Liens are applicable only to the extent that such security interests and Liens are enforceable and perfected and have not been avoided; if a security interest or Lien is judicially determined to be unenforceable or unperfected or is judicially avoided with respect to any claim of the holder of the Senior Indebtedness or any part thereof, the priority provided for herein shall not be available to such security interest or Lien to the extent that it is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Secured Party covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or Lien to the extent that it secures the holder of the Senior Indebtedness. Nothing in this Section 7.7 affects the operation of any

12.

subordination of indebtedness or turnover of payment provisions hereof, or of any other agreements among any of the parties hereto.

7.8 Reliance of Holders of Senior Indebtedness. Secured Party, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of the holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by the Loan Agreement, and the holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

8. RIGHTS AND REMEDIES UPON DEFAULT. Subject to the provisions of Section 7, beginning on the date which is ten (10) business days after any Event of Default shall have occurred and while such Event of Default is continuing:

(a) Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement or the Loan Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which Secured Party shall reasonably select, whether at Grantor’s premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(e), below, with Grantor remaining liable for any deficiency remaining unpaid after such application. Grantor agrees that Secured Party need not give more than twenty (20) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b) As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but

13.

subject to the other requirements of this Section 8(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event Secured Party may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 8(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then Secured Party shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as Secured Party may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c) Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(d) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(e) Subject to the provisions of Section 7, the Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

FIRST, to Secured Party in an amount sufficient to pay in full the costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, attorneys’ fees;

SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

9. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security

14.

Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Secured Party’s gross negligence or willful misconduct.

10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. MISCELLANEOUS.

11.1 Waivers; Amendments. Any amendment of this Security Agreement shall require the written consent of the Grantor and the Secured Party.

11.2 Termination of this Security Agreement. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations (other than inchoate indemnity obligations).

11.3 Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

11.4 Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

15.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR	BIOCEPT, INC., as Grantor

5810 Nancy Ridge Dr.	By:	/s/ Stephen M. Coutts
San Diego, CA 92121	Printed Name: Stephen M. Coutts
Title: CEO, President

TAXPAYER IDENTIFICATION NUMBER OF GRANTOR		JURISDICTION OF ORGANIZATION OF GRANTOR

33-0757995		California

ACCEPTED AND ACKNOWLEDGED BY: GOODMAN CO, LTD., as Secured Party

By:	/s/ Takehito Yogo
Printed Name: Takehito Yogo
Title:President & CEO

SCHEDULE A

EXCLUDED IP

Cell-Free Fetal Nucleic Acids Patents

DOCKET NO.	FILING DATA	PRIORITY DATE	RELATED STATUS INFORMATION
BIOE-006/01/US	US 20070243549 11/734,224 filed 04/11/2007 Enrichment of Circulating Fetal DNA	04/12/2006	Abandoned—Notice of Abandonment mailed on 03/30/2009 Assigned to BAYLOR COLLEGE OF MEDICINE

BIOE-006/01/WO	WO 2007/121276 PCT/US2007/066475 filed 04/11/2007 Enrichment of Circulating Fetal DNA National Phase Applications filed in CN, EP, IN, JP, KR	04/12/2006	All National Phase Applications, except IN, Abandoned

BIOE-007/01US	12/235,540 filed 09/22/2008 Identification and Isolation of Fetal Cells and Nucleic Acids	09/21/07	Abandoned – Notice of Abandonment mailed 06/25/2009

BIOE-007/02US	12/725,331 filed 03/06/2010 Identification and Isolation of Fetal Cells and Nucleic Acids	09/21/07	Pending

BIOE-007/01WO	WO 2009/039507 PCT/US2008/077251 filed 09/22/2008 Identification and Isolation of Fetal Cells and Nucleic Acids National Phase Applications filed in AU, BR, CA, CN, EG, IL, JP	09/21/07	30-Month National Phase Deadline has passed

BIOE-009/01US	US 20080176237 11/952,459 filed 12/07/2007 Noninvasive Prenatal Genetic Screen	12/07/06	Pending

BIOE-009/01WO	WO 2008/070862 PCT/US2007/086862 Noninvasive Prenatal Genetic Screen National Phase Application filed in EP	12/07/06	30-Month National Phase Deadline has passed

BIOE-009/01EP	EP 2140027 EP 07869055.9, filed 10/23/2009 Noninvasive Prenatal Genetic Screen	12/07/06	Pending

DOCKET NO.	FILING DATA	PRIORITY DATE	RELATED STATUS INFORMATION
BIOE-015/00US	61/028,064 filed 02/12/2008 Method for Isolating Cell Free Apoptotic or Fetal Nucleic Acids	02/12/08	Expired (PCT filed)

BIOE-015/01WO	WO 2009/102632 PCT/US2009/33375 filed 02/06/2009 Isolation of Circulating Fetal DNA from Maternal Blood for Fetal Genetic Testing	02/12/08	Pending

BIOE-016/00US	61/043,028 filed 04/07/2008 Device Utilizing Electric Field and Size Cut-Off for the Separation of Charged Species	04/07/08	Expired

BIOE-017/00US	61/082,169 filed 07/18/2008 Non-Invasive Fetal RhD Genotyping from Maternal Whole Blood	07/18/08	Expired (PCT filed)

BIOE-017/01WO	WO 2010/009440 PCT/US2009/51061, filed 07/17/2009 Non-Invasive Fetal RhD Genotyping from Maternal Whole Blood	07/18/08	Pending

BIOE-018/00US	61/024,872 filed 01/30/2008 Two-Stage Enrichment of Cell-Free Fetal DNA in Maternal Plasma	01/30/08	Expired (PCT filed)

BIOE-018/01WO	WO 2009/097511 PCT/US2009/32614 filed 01/30/2009 Two-Stage Enrichment of Cell-Free Fetal DNA in Maternal Plasma	01/30/08	Pending

	US Patent No. 7,468,249 (Issued 12/23/2008) Detection of Chromosomal Disorders	05/05/2004	In Force Assigned to BIOCEPT, INC.

	WO 2005/111237 PCT/US2005/013070 filed 04/18/2005 Detection of Chromosomal Disorders National Phase applications filed in EP, CN, JP, KR	05/05/2004	30-Month National Phase Deadline has passed

	EP 1759011 A EP 05740284.4 filed 12/04/2006 Detection of Chromosomal Disorders	05/05/2004	Pending

Whole Fetal Cell Patents

DOCKET NO.	FILING DATA	PRIORITY DATE	RELATED STATUS INFORMATION
BIOE-003/00US	US 20070224588 11/277,218 filed 03/22/2006 Trophoblast Preservation/Pretreatment Medium and Method	03/22/06	Abandoned – Notice of Abandonment mailed 04/10/2009 Assigned to BIOCEPT, INC.

BIOE-004/00US	US 20070224597 11/277,288 filed 3/23/2006 Isolating Fetal Trophoblasts	03/23/06	Abandoned– Notice of Abandonment mailed 03/05/2009 Assigned to BIOCEPT, INC.

BIOE-004/01WO	WO 2007/112281 PCT/US07/64705 filed 03/22/2007 Isolating Fetal Trophoblasts National Phase applications filed in EP, CN, JP, IN, KR	03/23/06	30-Month National Phase Deadline has passed All National Phase Applications Abandoned

BIOE-004/01EP	EP 07759181.6 Isolating Fetal Trophoblasts	03/23/06	Abandoned

BIOE-013/00US	60/953,812 filed 8/3/2007 In-Situ Hybridization to Detect RNA and DNA Markers	08/03/07	Expired (PCT filed)

BIOE-013/01US	12/671,902, filed 02/02/2010 In-Situ Hybridization to Detect RNA and DNA Markers	08/03/07	Pending

BIOE-013/01WO	WO 2009/020932 PCT/US2008/072143 filed 08/04/2008 In-Situ Hybridization to Detect RNA and DNA Markers National Phase Applications filed in AU, BR, CA, CN, EG, EP, IL, JP, KR, MX, NZ, UA, US, ZA	08/03/07	30-Month National Phase Deadline has passed

BIOE-014/00US	60/984,698 filed 11/01/2007 Non-Invasive Isolation Of Fetal Nucleic Acid	11/01/07	Expired (PCT filed)

DOCKET NO.	FILING DATA	PRIORITY DATE	RELATED STATUS INFORMATION
BIOE-014/01WO	WO 2009/058997 PCT/US2008/81780 filed 10/30/2008 Non-Invasive Isolation Of Fetal Nucleic Acid	11/01/07	Pending

BIOE-021/00US	U.S. Patent No. 5,731,156 (Issued 3/24/98) Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Issued – In Force Assigned to BIOCEPT, INC.

BIOE-021/01US	U.S. Patent No. 5,962,234 (Issued 10/5/99) Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Issued – In Force Assigned to BIOCEPT, INC.

BIOE-021/01EP	EP 1007965 B1 Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Granted – All National Validations now Abandoned

BIOE-021/01DE	EP 1007965 B1 Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Abandoned

BIOE-021/01FR	EP 1007965 B1 Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Abandoned

BIOE-021/01GB	EP 1007965 B1 Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Abandoned

BIOE-021/01CH	EP 1007965 B1 Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells	10/21/96	Abandoned

SCHEDULE B

LIENS EXISTING ON THE DATE OF THIS SECURITY AGREEMENT

1. The Reiss Family GST Exempt Marital Deduction Trust was granted a security interest on the assets of the Grantor pursuant to the terms of that certain Security Agreement dated December 22, 2008.

2. Olympus America, Inc. has been granted a security interest on certain assets of the Grantor.

3. Ervin Leasing Company has been granted a security interest on certain assets of the Grantor.

4. VGM Financial Services has been granted a security interest on certain assets of the Grantor.

5. Key Equipment Finance Inc. has been granted a security interest on certain assets of the Grantor.

SCHEDULE C

LOCATION OF GOODS

ENTITY	ADDRESS
Biocept, Inc.	5810 Nancy Ridge Dr., San Diego, CA 92121

SCHEDULE D

LIST OF CHATTEL PAPER, INSTRUMENTS, AND

INVESTMENT PROPERTY

(CERTIFICATED SECURITIES)

None

SCHEDULE E

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND

COMMODITY ACCOUNTS

(Including Type of Account, Account Name, Account Number and Name and Address of Institution/Intermediary)

Description	Type of Account	Account Name	Account Number
California Coast Credit Union	Savings	Biocept Inc.	7100001171
Address:	California Coast Credit Union, PO Box 502080, San Diego, CA 92150-2080
SVB General Account	Analysis Checking	Biocept Inc.	3300575742
Address:	Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, CA 95054
Merrill Lynch Checking	WCMA	Biocept Inc.	778-07010
Address:	Merrill Lynch, 150 Fayetteville Street, Suite 2000, Raleigh, NC 27601-2919
Merrill Lynch Investment	WCMA/MLPA	Biocept Inc.	778-07007
Address:	Merrill Lynch, 150 Fayetteville Street, Suite 2000, Raleigh, NC 27601-2919
Ulster Bank Account	Corporate Checking	Biocept Europe	35180007
Address:	Ulster Bank, Donegal County Business Centre, 2nd Floor, 12-14 Main Street Letterkenny, Co Donegal, Ireland

SCHEDULE F

INTELLECTUAL PROPERTY

Issued/Granted Patents:

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
62685	Fitch, Even, Tabin &	Method of Using an Improved Peptide Nucleic	S. Hahn A. Patron	PNA	Europe (PCT)	N/A	01/07/1999 99933646.4	5/2/2001 EP1095054	10/25/2006 EP 1,095,054 B1
	Flannery	Acid Universal Library to Optimize DNA Sequence Hybridization	R. Fagnani		Korea (PCT)	N/A	01/07/1999 7000159	—	3/7/2007 694914

62829	Fitch, Even, Tabin & Flannery	Method of Making Biochips and the Biochips Resulting Therefrom	S. Hahn	Hydroarray	US	7/19/1999 010110/0277	04/26/1999 09/299,831	N/A	01/16/2001 6,174,683

66152	Fitch, Even, Tabin & Flannery	Peptide Nucleic Acid Precursors and Methods of Preparing Same (CIP-abandoned)	A. Patron A. Pervin	PNA	US	1/5/2000 010523/0685	01/05/2000 09/479,320	N/A	08/13/2002 6,433,134

66233	Fitch, Even, Tabin & Flannery	Method of Making Biochips and The Biochips Resulting Therefrom	R. Fagnani S. Hahn P. Tsinberg	Hydroarray	Europe (PCT)	N/A	04/26/2000 00928450.6	1/23/2002 EP1173620	11/8/2006 EP 1,173,620 B1
					Germany	N/A	11/8/2006 600 31 772.2-08	N/A	9/6/2007 DE 600 31 772 T2
					Korea (PCT)	N/A	04/26/2001 7013634/2001	—	4/13/2007 709795

69905	Fitch, Even, Tabin & Flannery	Three Dimensional Format Biochips	R. Fagnani S. Hahn X. Dong	Hydroarray	Australia (PCT)	N/A	10/26/2001 2002246918	N/A	1/11/2007 AU 2002246918 B2
			T. Pircher S. Matsumoto P. Tsinberg		Europe (PCT)	N/A	10/26/2001 01994529.4	7/23/2003 EP1328810	Published No further submissions

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
71716	Fitch, Even, Tabin & Flannery	Microwell Biochip	P. Tsinberg P. Roycroft Y. Gerassi S. Hahn	Microwell	Europe (PCT)	N/A	10/15/2002 2772545.0-2204	8/11/2004 EP 1,444,500	6/11/08 1,444,500
					Japan (PCT)	N/A	10/15/2002 2003-536,713	3/3/2005 2005-506,530	Published No further submissions
72711	Fitch, Even, Tabin & Flannery	Methods and Gel Compositions for Encapsulating Living Cells and Organic Molecules	S. Hahn R. Fagnani X. Dong C. Edman P. Tsinberg	Hydrogel	US	8/7/2003 013857/0723	04/02/2003 10/398,725	2/12/2004 2004/0029241	02/6/2007 7,172,866
					Europe (PCT)	N/A	04/02/2002 02763911.1-2405	1/2/2004 EP1373472	6/27/2007 1,373,472 – Filed in GE, FR, GB
					Germany	N/A	6/27/2007 602 20 893.9-08	N/A	3/6/2008 DE60220893T2

81633	Fitch, Even, Tabin & Flannery	Microarray Hybridization Device Having Bubble-Fracturing Elements	S. Hahn J. Steadman P. Tsinberg T. Watanaskul Y. Gerassi	Hybridization Device	US	11/24/2003 014756/0001	11/24/2003 10/722,290	05/26/2005 2005/0112589	07/3/2007 7,238,521
					Europe (PCT)	N/A	11/03/2004 04800599.5	8/9/2006 EP1687080	6/24/08 1,687,080

81634	Fitch, Even, Tabin & Flannery	Reflective Substrate and Algorithms for 3D Biochip	D. Rachlin	Substrate	US	11/4/2004 015338/0315	09/16/2003 10/664,248	Filed w/Non-Publication Notice	04/3/2007 7,198,901

81674	Fitch, Even, Tabin & Flannery	Alleviation of Non-Specific Binding in Microarray Assays	Y. Gerassi P. Tsinberg	Protein	US	11/3/2004 015332/0733	8/19/2004 10/922,387	2/23/2006 2006/0040407	08/21/07 7,258,990
					Europe (PCT)	N/A	2/21/2007 05,808,506.9	5/23/2007 1,787,120	Abandoned

81721	Fitch, Even, Tabin & Flannery	Microwell Biochip (Cont. 71716)	Y. Gerassi S. Hahn P. Roycroft P. Tsinberg	Microwell	US	10/14/2004 015248/0196	04/12/2004 10/823,021	9/30/2004 2004/0191891	05/15/2007 7,217,520

81736	Fitch, Even Tabin & Flannery	mRNA Expression Analysis	T. Pircher	Expression Analysis	Europe (PCT)	N/A	6/18/2004 04776771.0-2405	4/26/06 EP1649060	Abandoned

Pending Applications:

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
62685	Fitch, Even, Tabin &	Method of Using an Improved Peptide Nucleic	S. Hahn A. Patron	PNA	WO (PCT)	N/A	01/07/1999 PCT/ US99/14969	01/20/2000 WO0002899	N/A
	Flannery	Acid Universal Library to Optimize DNA Sequence Hybridization	R. Fagnani		Japan (PCT)	N/A	01/07/1999 2000-559,128	7/9/2002 2002-520,008	Published

66233	Fitch, Even, Tabin & Flannery	Method of Making Biochips and The Biochips Resulting Therefrom	R. Fagnani S. Hahn P. Tsinberg	Hydroarray	WO (PCT)	N/A	04/26/2000 PCT/ US001/11282	11/02/2000 WO/0065097	N/A
					Japan (PCT)	N/A	4/26/2000 2000-614,431	/2002 2002-543,398	Published

69905	Fitch, Even, Tabin & Flannery	Three Dimensional Format Biochips	R. Fagnani S. Hahn X. Dong T. Pircher S. Matsumoto P. Tsinberg	Hydroarray	WO (PCT)	N/A	10/26/2001 PCT/ US01/51265	8/1/2002 WO02059372	N/A
					China (PCT)	N/A	10/26/2001	01 994 529.4	Published
					Japan (PCT)	N/A	10/26/2001 2002-559,854	6/17/2004 2004-518,138
					Korea (PCT)	N/A	10/26/2001 7008285/2002	Pending

71716	Fitch, Even, Tabin & Flannery	Microwell Biochip	P. Tsinberg P. Roycroft Y. Gerassi S. Hahn	Microwell	WO (PCT)	N/A	10/15/2001 PCT/ US02/32751	04/24/2003 WO2003034026	N/A

71726	Fitch, Even, Tabin & Flannery	Three-Dimensional Format Biochips (CIP)	R. Fagnani S. Hahn X. Dong T. Pircher S. Matsumoto P. Tsinberg	Hydroarray	US	5/28/2002 012736/0060	10/25/2001 10/054,728	2/17/2005 2005/0037343	Published No Further Submissions

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
72711	Fitch, Even, Tabin & Flannery	Methods and Gel Compositions for Encapsulating Living Cells and Organic Molecules	S. Hahn R. Fagnani X. Dong C. Edman	Hydrogel	WO (PCT)	N/A	04/02/2002 PCT/ US02/10411	10/17/2002 WO2002/081662	N/A
			P. Tsinberg		Canada (PCT)	N/A	04/02/2002 2,443,060	Published	Maintain – no further submissions
					Israel (PCT)	N/A	04/02/2002 158128	—	N/A
					Japan (PCT)	N/A	04/02/2002 2002-580,026	11/4/2004 2004-533,500	N/A

81633	Fitch, Even, Tabin & Flannery	Microarray Hybridization Device	S. Hahn J. Steadman P. Tsinberg T. Watanaskul Y. Gerassi	Hybridization Device	WO	N/A	11/03/2004 PCT/ US04/036475	6/16/2005 WO2005/053827	N/A
					China (PCT)	N/A	5/22/2006 200480034517.7	12/20/2006 CN1882382A	Abandoned
					Hong Kong	N/A	6/5/2007 07105921.6	9/28/2007 1100820	Abandoned
					India (PCT)	N/A	09/21/2006 2316/CHENP/ 2006		Abandoned
					Japan (PCT)	N/A	11/7/2006 2006-541216	6/14/2007 2007-515627	Abandoned
					Korea (PCT)	N/A	6/22/2006 7012472/2006	Pending	Abandoned

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
81665	Fitch, Even, Tabin & Flannery	Detection of Chromosomal Disorders	S. Hahn Z. Xie T. Watanaskul	Chromosomal Disorder Detection	US	10/4/2004 015217/0311	05/05/2004 10/840,208	11/10/2005 2005/0250111	12/23/2008 US Patent # 7,468,249
					WO	N/A	04/18/2005 PCT/US2005/013070	11/24/2005 WO2005/111237	N/A
					China (PCT)	N/A	12/21/06 200580020530.1	6/13/2007 CN1981052A	—
					Hong Kong	N/A	11/6/07 07112041.7	3/14/08 1,106,553	—
					Europe (PCT)	N/A	12/4/2006 05740274.4	3/7/2007 EP1759011	—
					India (PCT)	N/A	4473/CHENP/2006	Pending	—
					Japan (PCT)	N/A	11/6/2006 2007-511389	12/13/2007 2007-535928	—
					Korea (PCT)	N/A	12/1/2006 7025434/2006	Pending	—

81671	Fitch, Even, Tabin & Flannery	Detection of STRP Such as Fragile X Syndrome	S. Hahn	Chromosomal Disorder Detection	US	4/21/2004 014538/0289	03/01/2004 10/791,209	9/1/2005 2005/0191636	Abandoned
					WO	N/A	02/28/2005 PCT/US05/007049	09/15/2005 WO2005/085476	N/A
					China (PCT)	N/A	08/31/2006 200580006466.1	03/23/2007 CN1926247A	—
					Hong Kong	N/A	6/26/2007 07106812.6	11/2/2007 1,102,059	—
					Europe (PCT)	N/A	09/21/2006 05,724,566.4	11/22/2006 EP1723261	—
					India (PCT)	N/A	2/28/2005 3600/CHENP/2006	Pending	—
					Japan (PCT)	N/A	01/16/2007 501418993	9/13/2007 2007-525998	—
					Korea (PCT)	N/A	10/2/2006 7020635/2006	Pending	—

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
81672	Fitch, Even, Tabin & Flannery	Protein Microarrays	P. Tsinberg	Protein	US	11/18/2004 015391/0794	8/17/2004 10/921,073	2/23/06 2003/0040377	N/A
					WO	N/A	8/9/2005 PCT/ US2005/028225	3/2/2006 WO2006/023324	N/A
					China (PCT)	N/A	2/12/2007 200580027771.9	Pending	No further submissions
					Hong Kong	N/A	3/26/2008 08103346.7	Pending	No further submissions
					Europe (PCT)	N/A	2/21/2007 05,784,703.0	5/2/2007 1,779,114	No further submissions
					India (PCT)	N/A	8/9/2005 1108/CHENP/ 2007	Pending	No further submissions
					Japan (PCT)	N/A	4/19/2007 2007-527867	4/3/08 2008-510165	No further submissions
					Korea (PCT)	N/A	3/15/2007 7006000/2007	—	No further submissions

81673	Fitch, Even, Tabin & Flannery	Microarrays Utilizing Hydrogels	P. Tsinberg	Hydrogel	US	10/18/2004 0152561/0623	8/19/2004 10/922,391	2/23/06 2006/0040274	No further submissions
					WO	N/A	8/9/2005 PCT/ US2005/028224	3/2/06 WO2006/023323	N/A
					China (PCT)	N/A	2/25/2007 200580028415.9	9/26/07 CN101044401 A	No further submissions
					Hong Kong	N/A	3/26/2008 08103349.4	Pending	No further submissions
					Europe (PCT)	N/A	2/21/2007 05,784,526.5	5/2/2007 1,779,113	No further submissions
					India (PCT)	N/A	10/2007 1144/CHENP/ 2007	Pending	No further submissions
					Japan (PCT)	N/A	2/19/2007 2007-527866	4/3/08 2008-510164	No further submissions
					Korea (PCT)	N/A	3/15/2007 7006001/2007	Pending	No further submissions

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
81674	Fitch, Even, Tabin & Flannery	Alleviation of Non-Specific Binding in Microarray Assays	Y. Gerassi P. Tsinberg	Protein	WO	N/A	8/11/2005 PCT/ US2005/028690	3/2/2006 WO2006/023383	N/A
					China (PCT)	N/A	2/25/2007 200580028345.7	8/29/2007 CN101027559 A	Abandoned
					Hong Kong	N/A	11/23/2007 07112786.6	4/3/2008 1,107,400	Abandoned
					India (PCT)	N/A	10/2007 1142/CHENP/ 2007	Pending	Abandoned
					Japan (PCT)	N/A	2/19/2007 2007-527889	4/3/08 2008-510167	Abandoned
					Korea (PCT)	N/A	3/16/2007 7006187/2007	Pending	Abandoned

81736	Fitch, Even, Tabin & Flannery	mRNA Expression Analysis	T. Pircher	Expression Analysis	WO	N/A	06/21/2004 PCT/ US04/019559	01/06/2005 WO2005/001139	N/A
					Japan (PCT)	N/A	12/27/2005 2006-517413	11/29/2007 2007-534298	Abandoned

81835	Fitch, Even, Tabin & Flannery	3D Format Biochips and Method of Use (CIP 71726)	T. Pircher	Cell Separation	US	2/4/2005 015660/0316	12/16/2004 11/015,459	05/12/2005 2005/0100951	N/A

86357	Fitch, Even, Tabin & Flannery	Methods and Gel Compositions for Encapsulating Living Cells and Organic Molecules (DIV of 72711)	S. Hahn R. Fagnani X. Dong C. Edman P. Tsinberg	Hydrogel	US	N/A	02/01/2007 11/670,061	6/21/2007 2007/0141164	Response to Office Action Filed

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE-001/ 00US	Cooley LLP	Recovery of Rare Cells Using a Microchannel Apparatus with Patterned Posts (Foreign see 86213)	Z. Tang R. Bhatt P. Tsinberg	MEMs Channel	US	3/11/2005 015884/0336	1/18/2005 11/038,920	7/20/2006 2006/0160243	Response to Office Action filed

BIOE-001/ 01US	Cooley LLP	Detection or Isolation of Target Molecules Using a Microchannel Apparatus (CONT. 81816)	Z. Tang R. Bhatt P. Tsinberg	MEMs Channel	US	N/A	7/19/2006 11/458,668	11/9/2006 2006/0252087	Response to Office Action filed

BIOE-001/ 01WO					WO	N/A	7/18/2007 PCT/ US07/073817	01/24/2008 WO2008/011486	N/A

BIOE-001/ 03US	Cooley LLP	Cell Separation Using Microchannel Having Patterned Posts (Incorps. 81816 & BIOE-001/02US)	P. Tsinberg Z. Tang R. Bhatt	MEMs Channel	US (PCT)	Pending	7/18/2007 11/814,276	Pending	Pending Exam Requested

BIOE-001/ 03WO					WO	N/A	1/5/2006 PCT/ US2006/000383	07/27/2006 WO2006/078470	N/A

BIOE-001/ 03CN					China (PCT)	N/A	1/5/2006 200680002401.4	1/9/2008 CN101102847 A	—

BIOE-001/ 003EP					Europe (PCT)	N/A	5/31/2007 06717562.0	Pending	—

BIOE-001/ 03IN					India (PCT)	N/A	8/14/2007 2991/KOLNP/ 2007	Pending	—

BIOE-001/ 03IL					Israel (PCT)	N/A	Preparing to File	—	—

BIOE-001/ 03JP					Japan (PCT)	N/A	Preparing to File	—	—

BIOE-001/ 03KR					Korea (PCT)	N/A	Preparing to File	—	—

BIOE-001/ 03TW					Taiwan	N/A	5/2/2006 95115566	11/16/2007 200742612	Request for Exam. Due 5/2/09

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE-002/ 00WO	Cooley LLP	Isolation of Cells or the Like from Bodily Fluids (Beads)	R. Bhatt P. Tsinberg	Cell Separation	WO	N/A	12/21/2005 PCT/US2005/046961	7/6/2006 WO2006/071824	N/A –No National Filing

BIOE-002/ 00US	Cooley LLP	Isolation of Cells or the Like from Bodily Fluids (Beads)	R. Bhatt P. Tsinberg	Cell Separation	US	3/4/2005 015838/0143	12/23/2004 11/021,304	6/29/2006 2006/0141045	Issue Fee Paid Awaiting Published

BIOE-003/ 00US	Cooley LLP	Trophoblast Preservation/ Pretreatment Medium and Method	T. Pircher	Transport Medium	US	4/24/2006 017518/0416	3/22/2006 11/277,218	9/27/2007 2007/0224588	Abandoned

BIOE-004/ 00US	Cooley LLP	Isolating Fetal Trophoblasts (Mucus Dissolution)	T. Pircher R. Fagnani	Cell Separation	US	5/1/2006 017556/0667	3/23/2006 11/277,288	9/27/2007 2007/0224597	Abandoned
BIOE-004/ 01WO					WO	N/A	3/22/2007 PCT/US2007/64705	10/4/2007 WO2007/112281	N/A

BIOE-005/ 00US	Cooley LLP	Device for Cell Separation and Analysis and Method of Using (covered)	P. Tsinberg Z. Tang	MEMs Channel	US	2/6/2006 017238/0401	01/12/2006 11/331,988	7/12/2007 2007/0161051	Pending Published

BIOE-005/ 01WO					WO	N/A	1/12/2007 PCT/US2007/060518	1/19/2007 WO2007/082302	N/A

BIOE-005/ 01CN					China (PCT)	—	Preparing to File	—	—

BIOE-005/ 01EP					Europe (PCT)	—	Preparing to File	—	—

BIOE-005/ 01JP					Japan (PCT)	—	Preparing to File	—	—

BIOE-005/ 01IN					India (PCT)	—	Preparing to File	—	—

BIOE-005/ 01KR					Korea (PCT)	—	Preparing to File	—	—

BIOE-006/ 01US	Cooley LLP	Enrichment of Circulating Fetal DNA (BAYLOR)	F. Bischoff	Cell Separation	US	8/23/2007 019739/0966	4/11/2007 11/734,224	10/18/2007 2007/0243549	Abandoned
BIOE-006/ 01WO					WO	N/A	4/11/2007 PCT/US2007/66475	10/25/2007 WO2007/121276	N/A

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE-006/ 01CN					China (PCT)	—	—	—	—

BIOE-006/ 01EP					Europe (PCT)	—	—	—	—

BIOE-006/ 01JP					Japan (PCT)	—	—	—	—

BIOE-006/ 01IN					India (PCT)	—	—	—	—

BIOE-006/ 01KR					Korea (PCT)	—	—	—	—

BIOE- 007/ 00US	Cooley LLP	Identification and Isolation of Fetal Cells and Nucleic Acid (PROVISIONAL)	F. Bischoff	Cell Separation	US	—	9/21/2007 60/974,392	N/A	Application Filed; 30-Month National Phase Deadline has passed

BIOE- 007/01 US		Identification and Isolation of Fetal Cells and Nucleic Acids			US	09/22/2008	09/21/2007 12/235,540	9/22/2008

BIOE- 007/01 WO		Identification and Isolation of Fetal Cells and Nucliec Acid			WO		9/21/2007 PCT US2008/077251	9/22/2008 WO 2009/039507

BIOE- 007/01 AU					AU	—	—	—	—

BIOE- 007/01 BR					BR	—	—	—	—

BIOE- 007/01 CA					CA

BIOE- 007/01 CN					CN	—	—	—	—

BIOE- 007/01 EG					EG	—	PCT445/2010	—	—

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE- 007/01 EP					EP	—	—	—	—

BIOE- 007/01 IL					IL	—	—	—	—

BIOE- 007/01 JP					JP	—	—	—	—

BIOE- 007/01 KR					KR	—	—	—	—

BIOE- 007/01 MX					MX	—	—	—	—

BIOE- 007/01 NZ					NZ	—	—	—	—

BIOE- 007/01 UA					UA	—	—	—	—

BIOE- 007/01 ZA					ZA	—	—	—	—

BIOE- 007/02US		Identification and Isolation of Fetal Cells and Nucleic Acids			US	—	Priority Date 9/21/07 12/725,331	03/06/2010	—

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE- 009/ 00US	Cooley LLP	Non-Invasive Prenatal Genetic Screen	R. Bhatt W. Fan R. Tim F. Bischoff	Cell Separation	US	020377/0504	12/7/2007 11/952,459	Converted to PCT and US	Application Filed National Phase Due 6/7/2009

BIOE- 009/ 01US		Non-Invasive Prenatal Genetic Screen			US		12/07/2006 US 20080176237

BIOE- 009/01WO					WO	—	Priority Date: 12/07/2006 PCT/US2007/86862	—	N/A

BIOE- 009/01EP					EP		Priority Date: 12/07/2006 EP2140027 EP 07869055.9	10/23/2009

BIOE- 010/ 01US	Cooley LLP	Non-Invasive Detection of Endometrial Cancer (Priority date of 5/2/07)	H. Radisch Q. Le	Cell Separation	US	Pending	05/02/2008 12/114,584	—	Application Filed Abandoned

					WO	—	5/1/2008 PCT/US2008/062286	—	N/A

BIOE- 013/ 00US	Cooley LLP	In-Situ Hybridization to Detect RNA and DNA Markers (PROVISIONAL)	R. Bhatt W. Fan R. Tim	Cell Separation	US	01/04/2008 020319/0009	8/3/2007 60/953,812	N/A	National Phase Due 2/3/2010

BIOE- 013/ 01US		In-Situ Hybridization to Detect RNA and DNA Markers			US	2/02/10	8/03/2007 12/671,902	8/03/2007

BIOE- 013/01 WO					WO		Priority Date 8/03/2007 PCT/US2008/072143	8/04/2008

					AU		2008284024	8/04/2008

					BR		Priority Date 8/03/2007	8/04/2008

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
					CA		Priority Date 8/03/2007	8/04/2008
					CN		Priority Date 8/03/2007	8/04/2008
					EG		Priority Date 8/03/2007 PCT173/2010	8/04/2008
					EP		Priority Date 8/03/2007 08797146.1	8/04/2008
					IL		Priority Date 8/03/2007 203673	8/04/2008
					JP		Priority Date 8/03/2007	8/04/2008
					KR		Priority Date 8/03/2007 10-2010-7004769	8/04/2008
					MX		Priority Date 8/03/2007	8/04/2008
					NZ		Priority Date 8/03/2007 583365	8/04/2008
					UA		Priority Date 8/03/2007	8/04/2008
					ZA		Priority Date 8/03/2007 2010/00836	8/04/2008

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #
BIOE-014/ 00US	Cooley LLP	Non-Invasive Isolation of Fetal Nucleic Acid (Partial Lysis) (PROVISIONAL)	R. Bhatt K. Kosco I. Postor W. Fan	Cell Separation	US	—	11/1/2007 60/984,698	N/A	Application Filed

BIOE- 014/01WO		Non-Invasive Isolation of Fetal Nucleic Acid (Partial Lysis) (PROVISIONAL)			WO		11/01/2007 PCT/ US2008/81780	10/30/2008 WO 2009/058997

BIOE-0015/ 00US	Cooley LLP	Method for Isolating Cell Free Apoptotic or Fetal Nucleic Acids (PROVISIONAL)	R. Bhatt W. Fan	Cell Separation	US	6/9/2008 021068/0429	2/12/2008 61/028,064	N/A	Application Filed

BIOE- 015/01 WO								02/06/2009 WO 2009/102632

BIOE-0016/ 00US	Cooley LLP	Device Utilizing Electric Field and Size Cut-Off for the Separation of Changed Species (Electrophoresis) (PROVISIONAL)	Z. Tang	Cell Separation	US	5/19/2008 020968/0447	4/7/2008 61/043,028	N/A	Application Filed Abandoned

BIOE-0017/ 00US		Non-Invasive Fetal RhD Genotyping from Maternal Whole Blood			US		7/18/08 61/082,169

BIOE-0017/ 01WO		Non-Invasive Fetal RhD Genotyping from Maternal Whole Blood					Priority date 7/18/2008 PCT/ US2009/51061	7/17/2009 WO 2010/009440

BIOE-018/ 00US	Cooley LLP	Two-Stage Enrichment of Cell Free Fetal DNA in Maternal Plasma (PROVISIONAL)	F. Bischoff	Cell Separation	US	—	1/30/2008 61/024,872	N/A	Application Filed

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Assign. Date/ Reel/Frame	Date Filed/ Serial #	Pub. Date/ Pub. #	Date Issued/ Patent #

BIOE-018/ 01WO		Two-Stage Enrichment of Cell Free Fetal DNA in Maternal Plasma (PROVISIONAL)			WO		Priority Date 1/30/2008 PCT/ US2009/32614	1/30/2009 WO 2009/097511

BIOE- 021/00US		Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells			US		10/21/96		3/24/98 US Patent # 5,731,156

BIOE- 021/01US		Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells			US		10/21/96		10/01/99 US Patent # 5,962,234

BIOE- 021/01EP		Use of Anti-Embryonic Hemoglobin Antibodies to Identify Fetal Cells			EP		10/21/96	EP 1007965 B1

BIOE- 021/01DE					DE		10/21/96	EP 1007965 B1

BIOE- 021/01FR					FR		10/21/96	EP 1007965 B1

BIOE- 021/01GB					GB		10/21/96	EP 1007965 B1

BIOE- 021/01CH					CH		10/21/96	EP 1007965 B1

Pending Drafts:

Attorney Docket #	Outside Counsel	Title	Inventor(s)	Product	Country	Status
BIOE-012/ 00US	Cooley LLP	Collection, Separation, Purification and Testing of Trophoblasts	T. Pircher	Cell Separation	US	Abandoned

BIOE-011/ 00US	Cooley LLP	Method and Kit for Cell Separation (Double-Sided Slide)	R. Bhatt	Cell Separation	US	Abandon

Registered Trademarks:

Outside Counsel	Mark	Int’l Class(es)	Registry	Date Filed/ Serial #	Date Registered/ Registration #

US

Cooley LLP	Biocept®	9	Principal	03/22/2002 78/116,876	08/31/2004 2,880,222

Cooley LLP	Biocept Laboratories®	9/42	Principal	05/04/2004 78/412,723	10/17/2006 3,159,956

Cooley LLP	CEE®	44	Principal	06/10/2005 78/648,645	10/30/2007 3,326,287

Cooley LLP	ChipCalc®	9	Principal	12/15/2003 78/341,146	09/20/2005 2,999,101

Cooley LLP	HydroArray®	1/9	Principal	08/01/2003 78/282,032	03/22/2005 2,934,749

Cooley LLP	3D HydroArray®	1/9	Principal	09/12/2003 78/299,957	09/27/2005 3,000,775

Cooley LLP	Engineering new directions in diagnostics™	42/44	Principal	5/27/2008	07/01/08 3,458,860

European Community (CTM)

Cooley LLP	preCEEd®	9/42	N/A	11/16/2005 4724101	11/16/2006 4724101

Japan

Cooley LLP	preCEEd®	9/44	N/A	11/11/2005 2005-106514	05/11/2007 5046520